INDEX TO FINANCIAL STATEMENTS

NT HOLDING CORP.
(PRO-FORMA FINANCIAL STATEMENTS)

PRO-FORMA CONSOLIDATED BALANCE SHEET	F-1
(UNAUDITED), DECEMBER 31, 2005

PRO-FORMA STATEMENT OF OPERATIONS	F-2
(UNAUDITED)FOR THE YEAR
ENDED DECEMBER 31, 2005.

PRO-FORMA CONSOLIDATED BALANCE SHEET	F-3
(UNAUDITED), JUNE 30, 2006

PRO-FORMA STATEMENT OF OPERATIONS	F-4
(UNAUDITED) FOR THE PERIOD
ENDED JUNE 30, 2006.

NOTES TO UNAUDITED PRO-FORMA	F-5
CONSOLIDATED FINANCIAL STATEMENTS.

NT HOLDING CORP.

PRO-FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)

DECEMBER 31, 2005

	NT Holding	American	Shanxi
	Corp.	Asia	Jinhai	Consolidation	Consolidated
	US $	US $	US $	Journal	US $
	(audited)	(unaudited)	(audited)

Current Assets
Cash and cash equivalents	97,169	-	329,139		426,308
Inventories	45,205	-	1,790,046		1,835,251
Prepayments and other receiavables	-	1,000,000	428,742		1,428,742
	142,374	1,000,000	2,547,927		3,690,301

Investment in subsidiaries	1,000,000	2,000,000	-	(3,000,000)	-

Property, plant and equipment	-	-	6,573,275	(874,643)	5,698,632

Construction in progress	409,104	-	7,613,233	(1,013,020)	7,009,317

TOTAL ASSETS	1,551,478	3,000,000	16,734,435		16,398,250

Current Liabilities
Accounts payables	-	-	1,277,772		1,277,772
Accurals and other payables	1,888,744	2,000,000	607,838		4,496,582
Tax payable	-	-	274,923		274,923
Deferred income			3,046,775		3,046,775
Due to a director	-	-	1,840,988		1,840,988
Short-term loan	-	-	2,685,874		2,685,874
	1,888,744	2,000,000	9,734,170		13,622,914

Long term debt		-	297,398		297,398

TOTAL LIABILTIES	1,888,744	2,000,000	10,031,568		13,920,312

Minority Interest	-	-	-	2,815,204	2,815,204

Shareholders' Equity
Common Stock: par value USD0.001
100,000,0000 authorised
25,839,000 shares issued and outstanding	25,839	1,000,000	7,806,691	(8,806,691)	25,839
Addition paid-in capital	859,061	-	-	-	859,061
Retained earnings	(1,139,221)	-	(1,069,790)	1,069,790	(1,139,221)
Accumulated other comprehensive loss	(82,945)	-	(34,034)	34,034	(82,945)

TOTAL SHAREHOLDERS' EQUITY	(337,266)	1,000,000	6,702,867		(337,266)

TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	1,551,478	3,000,000	16,734,435		16,398,250

See notes to unaudited pro-forma consolidated financial statements

NT HOLDING CORP.

PRO-FORMA STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE YEAR ENDED DECEMBER 31, 2005

		Amercian	Shanxi
	NT	Asia	Jinhai	Consolidation	Consolidated
	US $	US $	US $	Journal	US $
	(audited)	(unaudited)	(audited)

Revenue	-	-	12,277,641	(12,277,641)	-

Administrative expenses	(1,157,946)	-	(11,118,809)	11,118,809	(1,157,946)

Operating income	(1,157,946)	-	1,158,832		(1,157,946)

Other income	413	-	126,765	(126,765)	413

General and administrative expenses	-	-	(150,884)	150,884	-

Provision for taxation	-	-	-		-

Income from operations	(1,157,533)	-	1,134,713		(1,157,533)

Finance cost	-	-	(305,648)	305,648	-

Income before taxation	(1,157,533)	-	829,065		(1,157,533)

Taxation	-	-	(273,592)	273,592	-

Income before minority interests	(1,157,533)	-	555,473		(1,157,533)

Minority interest in subsidiary loss	18,312	-	-	-	18,312

Net loss	(1,139,221)	-	555,473	(555,473)	(1,139,221)

See notes to unaudited pro-forma consolidated financial statements

NT HOLDING CORP.

PRO-FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)

JUNE 30, 2006

	NT Holding	American	Shanxi
	Corp.	Asia	Jinhai	Consolidation	Consolidated
	US $	US $	US $	Journal	US $
	(unaudited)	(unaudited)	(unaudited)

Current Assets
Cash and cash equivalents	7,316	-	611,376		618,692
Inventories	-	-	3,688,130		3,688,130
Prepayments and other receiavables	800,000	1,000,000	2,923,752		4,723,752
	807,316	1,000,000	7,223,258		9,030,574

Investment in subsidiaries	1,000,000	2,000,000	-	(3,000,000)	-

Property, plant and equipment	-	-	6,293,197	(1,420,597)	4,872,600

Construction in progress	-	-	8,022,541	(1,810,971)	6,211,570

TOTAL ASSETS	1,807,316	3,000,000	21,538,996		20,114,744

Current Liabilities
Accounts payables	-	-	2,072,218		2,072,218
Accurals and other payables	1,001,850	2,000,000	1,204,907		4,206,757
Tax payable	-	-	364,273		364,273
Deferred income	-	-	3,909,951		3,909,951
Due to a director	150,000	-	2,119,259		2,269,259
Short-term loan	-	-	2,548,277		2,548,277
	1,151,850	2,000,000	12,218,885		15,370,735

Long term debt		-	300,166		300,166

TOTAL LIABILTIES	1,151,850	2,000,000	12,519,051		15,670,901

Minority Interest	-	-	-	3,788,377	3,788,377

Shareholders' Equity
Common Stock: par value USD0.001
100,000,0000 authorised
25,839,000 shares issued and outstanding	25,839	1,000,000	18,587,361	(19,587,361)	25,839
Addition paid-in capital	859,061	-	(8,880,985)	8,880,985	859,061
Retained earnings	(229,711)	-	(815,425)	815,425	(229,711)
Accumulated other comprehensive loss	277	-	128,994	(128,994)	277

TOTAL SHAREHOLDERS' EQUITY	655,466	1,000,000	9,019,945		655,466

TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	1,807,316	3,000,000	21,538,996		20,114,744

See notes to unaudited pro-forma consolidated financial statements

NT HOLDING CORP.

PRO-FORMA STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE PERIOD ENDED JUNE 30, 2006

		Amercian	Shanxi
	NT	Asia	Jinhai	Consolidation	Consolidated
	US $	US $	US $	Journal	US $
	(unaudited)	(unaudited)	(unaudited)

Revenue	-	-	10,875,024	(10,875,024)	-

Administrative expenses	(29,204)	-	(10,080,334)	10,080,334	(29,204)

Operating income	(29,204)	-	794,690		(29,204)

Other income	-	-	12,345	(12,345)	-

General and administrative expenses	-	-	(158,863)	158,863	-

Provision for taxation	-	-	-		-

Income from operations	(29,204)	-	648,172		(29,204)

Finance cost	-	-	(266,659)	266,659	-

Income before taxation	(29,204)	-	381,513		(29,204)

Taxation	-	-	(127,148)	127,148	-

Loss before extraordinary item	(29,204)	-	254,365		(29,204)

Gain on disposal of subsidiary	938,714	-	-	-	938,714

Net loss	909,510	-	254,365	(254,365)	909,510

Foreign currency translation adjustment	(1,011)	-	163,028	(163,028)	(1,011)

Comprehensive income	908,499	-	417,393	(417,393)	908,499

See notes to unaudited pro-forma consolidated financial statements

NT HOLDING CORP.

NOTES TO UNAUDITED PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION

The unaudited pro-forma consolidated financial statements include the accounts of NT Holding Corp. (“NT”), American Asia Metallurgical Industry Ltd (“AAMI”) and Shanxi Jinhai Metal Group Limited (“Shanxi Jinhai”). NT acquired 58% of the issued and outstanding shares of PT Borneo through AAMI at USD2,000,000 as the consideration.

On March 12, 2006, the Company entered into a definitive agreement with Shanxi Jinhai Metal Group Limited ("Jinhai") in which the Company and Jinhai form a Sino foreign joint venture company in China under the name of "American - Asia Metallurgical Industry Limited"("AAMI"). The Company will have a 70% interest in AAMI and Jinhai will have a 30% interest in AAMI. On June 5, 2006, the Ministry of Foreign Trade and Economic Cooperation (“MOFTEC”) of the People’s Republic of China (“China”) issued a “Certificate of Approval for the Establishment of Enterprises with Foreign Investment in the People’s Republic of China” to authorize and approve the Company’s formation and ownership of AAMI. The terms of the Acquisition were amended on June 27, 2006 and the transaction took the form of an acquisition by the Company through AAMI, not a joint venture as was originally contemplated in the agreement. On June 30, 2006, the Acquisition was completed and closed. Such acquisition was accounted for in the financial statements of the Company under purchase accounting. The balance sheets of AAMI and Jinhai as of June 30, 2006 were consolidated into the balance sheet of NTHH and no profit and loss of AAMI or Jinhai was consolidated into the statement of operations of NTHH for the current quarter and for the period ended June 30, 2006.

NT is the registrant, a Nevada company incorporated on April 11, 1984. NT has a fiscal year end of December 31. The balance sheet date used for the pro forma consolidation is December 31. During the six months ended June 30, 2006, PT Borneo had no operations.

The company is a limited liability company incorporated in the People’s Republic of China (“PRC”). The principal activities of the company are trading of coke, metal and related machinery.

Shanxi Jinhai's audited statement of operations for the year ended December 31, 2005 is included in the pro-forma consolidated statement of operations for the year ended December 31, 2005, and its unaudited statement of operations for the six months ended June 30, 2006 is included in the pro-forma consolidated statement of operations for the six months ended June 30, 2006.

2. CONSOLIDATING ENTRIES

The consolidating entries on the pro-forma consolidated balance sheet to eliminate investments in subsidiary accounts. The consolidating entries on the pro-forma consolidated statement of operations for the year ended December 31, 2005 and six months ended June 30, 2006 eliminate the effect of Shanxi Jinhai.